

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 2, 2004
-------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)

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
          New York                       1-3157                   13-0872805
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)             Identification No.)



   400 Atlantic Street, Stamford, Connecticut                       06921
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   (Address of principal executive offices)                       (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)


            ---------------------------------------------------------
          (Former name or former address, if changed since last report)




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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


Item 1.           Changes in Control of Registrant.

                  N/A

Item 2.           Acquisition or Disposition of Assets.

                  N/A

Item 3.           Bankruptcy or Receivership.

                  N/A

Item 4.           Changes in Registrant's Certifying Accountant.

                  N/A

Item 5.           Other Events and Regulation FD Disclosure.

                  Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of International Paper Company dated February 2, 2004 reporting International Paper Company's earnings for the fourth quarter 2003.

Item 6.           Resignations of Registrant's Directors

                  N/A

Item 7.           Financial Statements and Exhibits.

                  (99.1) Press Release issued by International Paper Company dated February 2, 2004, announcing fourth-quarter 2003 earnings.

                  (99.2) Slides to be presented at a Company webcast and conference call to be held on February 2, 2004 at 10:00 a.m.
                  EST.


Item 8.           Change in Fiscal Year.

                  N/A

Item 9.           Regulation FD Disclosure.

At 10:00 a.m. EST today, the Company will hold a webcast and a conference call to discuss earnings and current market conditions. Slides attached as Exhibit
99.2 will be shown at the webcast and discussed in the conference call to be held at the same time.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         INTERNATIONAL PAPER COMPANY
                                         ---------------------------
                                                (Registrant)


Date: February 2, 2004                      By /s/ Andrea L. Dulberg
Stamford, Connecticut                          ---------------------
                                               Andrea L. Dulberg
                                               Assistant Secretary



                         STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as...................... 'r'